SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                   FORM 8 - K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report  (Date of earliest event reported)           December 19,  1997
                                                           -------------------


                         SUBURBAN PROPANE PARTNERS, L.P.
                         -------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                       1-14222                 22-3410353
        --------                       -------                 ----------
(State or other jurisdiction         (Commission            (I.R.S. Employer
       of incorporation)                File No.)          Identification No.)



                                240 Route 10 West
                              Whippany, N.J. 07981
                              --------------------
             (Address of principal executive offices and zip code)


Registrant's telephone number,  including area code : (973) 887 - 5300
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                                                     Exhibit Index on Page 4

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ITEM 5.           OTHER EVENTS.

                  On December 19, 1997, Suburban Propane Partners, L.P. (the "Partnership") issued a press release (the "Press Release") regarding the sale by the Partnership of its 8.6% ownership interest in the Dixie Pipeline Company and the resulting gain. In response to an analyst's report, the press release also commented on projected EBITDA for the fiscal quarter ended December 27, 1997 and the level of anticipated distributable cash for the 1998 fiscal year. A copy of the Press Release has been filed as Exhibit 99.1 to this Current Report.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (c) Exhibits.    A copy of the Press Release has been filed as
                                   Exhibit 99.1 to this Current Report.




























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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                SUBURBAN PROPANE PARTNERS, L.P.


December 19, 1997                               By:   /s/  Kevin McIver
                                                ----------------------------
                                                Name:  Kevin T. McIver
                                                Title: Vice President, General
                                                       Counsel and Secretary




























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